UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21676
Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2009

WALL ST

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.45 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager
Thomas Seto
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager
David Stein, Ph.D.
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager
•	After an uncertain first quarter of 2009 in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003[1].
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks out-performed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%[1].
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETB.” At net asset value (NAV), the Fund produced a solid return for the 12 months ending December 31, 2009, outperforming the S&P 500 Index, the CBOE S&P 500 BuyWrite Index and its Lipper peer group. The Fund’s market price traded at a 8.08% premium to NAV as of December 31, 2009.
•	The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the performance of the S&P 500 Index. Under normal market conditions, the
Total Return Performance 12/31/08 — 12/31/09

NYSE Symbol		ETB
At Net Asset Value (NAV)		30.53%
At Market Price		53.69%

S&P 500 Index[1]		26.47%
CBOE S&P 500 BuyWrite Index[1]		25.91%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		27.38%

Premium/(Discount) to NAV (12/31/09)		8.08%
Total Distributions per share		$1.80
Distribution Rate[2]	At NAV	11.55%
	At Market Price	10.68%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Fund seeks to generate current earnings in part from option premiums by writing (selling) index call options with respect to a substantial portion of the total value of the Fund’s total assets. During the 12 months ending December 31, 2009 — a period in which the equity market saw strong advances — the Fund generated a lower level of option premium earnings.

•	As of December 31, 2009, the Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy that track the S&P 500 Index. Among the Fund’s common stock holdings, its largest sector weightings were in information technology, financials and health care. Information technology experienced robust gains during the past 12 months, and the Fund’s strongly overweighted exposure to the sector versus the S&P 500 Index benefited its performance. The Fund’s underweighting relative to the Index in the financials sector also helped performance over the period, as did stock selection in that sector as well as in consumer discretionary. Conversely, stock selection in health care detracted from relative performance.

•	As of December 31, 2009, the Fund had written call options on approximately 98% of its equity holdings. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The first three months of 2009 witnessed very high levels of implied volatility in concert with a significant level of actual volatility in the equity markets. However, those high volatility levels moderated somewhat in the second quarter of 2009 and continued to wane through most of the remainder of the period as the equity market rallied strongly. This resulted in reduced option premium levels and weighed on the Fund’s return.

•	Eaton Vance Management (EVM) terminated its sub-advisory agreement with Rampart Investment Management Company, Inc. with respect to the Fund and, effective October 20, 2009, EVM assumed responsibility for the management of the Fund’s options strategy.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009
FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETB

Average Annual Total Returns (at market price, New York Stock Exchange)

One Year	53.69%
Life of Fund (4/29/05)	7.87

Average Annual Total Returns (at net asset value)

One Year	30.53%
Life of Fund (4/29/05)	6.09
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
     Top 10 Holdings1
     By total investments

Exxon Mobil Corp.	3.7%
Microsoft Corp.	2.8
International Business Machines Corp.	2.0
Chevron Corp.	2.0
Johnson & Johnson	1.9
AT&T, Inc.	1.9
Google, Inc., Class A	1.9
JPMorgan Chase & Co.	1.8
Pfizer, Inc.	1.8
Procter & Gamble Co.	1.8

[1]	Top 10 Holdings represented 21.6% of the Fund’s total investments as of 12/31/09. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/09. Excludes cash equivalents.
     Sector Weightings2
     By total investments

[2]	Reflects the Fund’s total investments as of 12/31/09. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 12/31/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.9%

Security	Shares	Value

Aerospace & Defense — 2.5%

Boeing Co. (The)	12,902	$698,385
Honeywell International, Inc.	66,929	2,623,617
Northrop Grumman Corp.	22,634	1,264,109
Rockwell Collins, Inc.	37,656	2,084,636
United Technologies Corp.	43,492	3,018,780

		$9,689,527

Air Freight & Logistics — 1.1%

CH Robinson Worldwide, Inc.	16,275	$955,831
Expeditors International of Washington, Inc.	21,522	747,459
United Parcel Service, Inc., Class B	45,237	2,595,246

		$4,298,536

Auto Components — 0.3%

Goodyear Tire & Rubber Co. (The)(1)	2,578	$36,350
Johnson Controls, Inc.	34,870	949,859

		$986,209

Automobiles — 0.3%

Ford Motor Co.(1)	131,695	$1,316,950

		$1,316,950

Beverages — 3.0%

Brown-Forman Corp., Class B	12,723	$681,571
Coca-Cola Co. (The)	86,673	4,940,361
Pepsi Bottling Group, Inc.	22,185	831,938
PepsiCo, Inc.	81,530	4,957,024

		$11,410,894

Biotechnology — 1.8%

Amgen, Inc.(1)	56,704	$3,207,745
Celgene Corp.(1)	39,773	2,214,561
Cephalon, Inc.(1)	2,316	144,542
Gilead Sciences, Inc.(1)	26,294	1,138,004

		$6,704,852

Building Products — 0.1%

Masco Corp.	13,858	$191,379

		$191,379

Capital Markets — 2.2%

Bank of New York Mellon Corp. (The)	51,289	$1,434,553
Duff & Phelps Corp., Class A	10,757	196,423
Federated Investors, Inc., Class B	7,867	216,342
Goldman Sachs Group, Inc.	18,182	3,069,849
Invesco, Ltd.	38,480	903,895
Legg Mason, Inc.	21,991	663,249
State Street Corp.	32,176	1,400,943
T. Rowe Price Group, Inc.	12,852	684,369

		$8,569,623

Chemicals — 1.7%

Dow Chemical Co. (The)	21,570	$595,979
E.I. Du Pont de Nemours & Co.	73,387	2,470,940
Eastman Chemical Co.	26,090	1,571,662
Monsanto Co.	25,107	2,052,497

		$6,691,078

Commercial Banks — 2.7%

Fifth Third Bancorp	91,535	$892,466
First Horizon National Corp.(1)	47,780	640,249
KeyCorp	25,580	141,969
M&T Bank Corp.	20,480	1,369,907
Marshall & Ilsley Corp.	39,440	214,948
PNC Financial Services Group, Inc.	8,156	430,555
Wells Fargo & Co.	240,395	6,488,261

		$10,178,355

Commercial Services & Supplies — 1.1%

Avery Dennison Corp.	30,924	$1,128,417
Pitney Bowes, Inc.	15,666	356,558
RR Donnelley & Sons Co.	18,274	406,962
Waste Management, Inc.	70,380	2,379,548

		$4,271,485

Communications Equipment — 3.1%

Brocade Communications Systems, Inc.(1)	15,314	$116,846
Ciena Corp.(1)	22,165	240,269
Cisco Systems, Inc.(1)	260,848	6,244,701
Harris Corp.	23,222	1,104,206
Harris Stratex Networks, Inc., Class A(1)	6,710	46,366
QUALCOMM, Inc.	88,202	4,080,224
Riverbed Technology, Inc.(1)	5,239	120,340

		$11,952,952

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Computers & Peripherals — 5.6%

Apple, Inc.(1)	30,468	$6,424,482
Hewlett-Packard Co.	112,124	5,775,507
International Business Machines Corp.	60,269	7,889,212
QLogic Corp.(1)	56,115	1,058,890
SanDisk Corp.(1)	12,335	357,592

		$21,505,683

Consumer Finance — 1.1%

American Express Co.	49,193	$1,993,300
Capital One Financial Corp.	41,704	1,598,931
Discover Financial Services	50,805	747,342

		$4,339,573

Containers & Packaging — 0.2%

Bemis Co., Inc.	7,568	$224,391
Sealed Air Corp.	17,480	382,113

		$606,504

Distributors — 0.3%

Genuine Parts Co.	34,078	$1,293,601

		$1,293,601

Diversified Consumer Services — 0.5%

H&R Block, Inc.	85,901	$1,943,081

		$1,943,081

Diversified Financial Services — 4.3%

Bank of America Corp.	371,745	$5,598,480
Citigroup, Inc.	407,074	1,347,415
CME Group, Inc.	4,697	1,577,957
JPMorgan Chase & Co.	170,941	7,123,111
Moody’s Corp.	29,272	784,490
NYSE Euronext	8,497	214,974

		$16,646,427

Diversified Telecommunication Services — 3.4%

AT&T, Inc.	263,720	$7,392,072
Frontier Communications Corp.	136,572	1,066,627
Verizon Communications, Inc.	139,894	4,634,688

		$13,093,387

Electric Utilities — 1.4%

Duke Energy Corp.	88,867	$1,529,401
Edison International	42,652	1,483,437
FirstEnergy Corp.	42,170	1,958,797
Pinnacle West Capital Corp.	7,168	262,205

		$5,233,840

Electrical Equipment — 0.9%

Emerson Electric Co.	71,027	$3,025,750
First Solar, Inc.(1)	1,663	225,170
SunPower Corp., Class A(1)	7,422	175,753

		$3,426,673

Electronic Equipment, Instruments & Components — 0.1%

Molex, Inc.	13,181	$284,051

		$284,051

Energy Equipment & Services — 1.9%

Diamond Offshore Drilling, Inc.	17,050	$1,678,061
Halliburton Co.	68,734	2,068,206
Rowan Cos., Inc.(1)	11,252	254,745
Schlumberger, Ltd.	49,616	3,229,506

		$7,230,518

Food & Staples Retailing — 2.5%

CVS Caremark Corp.	99,448	$3,203,220
Supervalu, Inc.	12,066	153,359
Wal-Mart Stores, Inc.	115,157	6,155,142

		$9,511,721

Food Products — 1.3%

ConAgra Foods, Inc.	36,224	$834,963
Hershey Co. (The)	4,707	168,463
Kellogg Co.	31,044	1,651,541
Kraft Foods, Inc., Class A	54,344	1,477,070
Tyson Foods, Inc., Class A	70,336	863,023

		$4,995,060

Gas Utilities — 0.2%

Nicor, Inc.	13,905	$585,400

		$585,400

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 2.0%

Baxter International, Inc.	53,259	$3,125,238
Boston Scientific Corp.(1)	136,100	1,224,900
Covidien PLC	7,294	349,310
Medtronic, Inc.	65,397	2,876,160
Zimmer Holdings, Inc.(1)	3,810	225,209

		$7,800,817

Health Care Providers & Services — 1.5%

Laboratory Corp. of America Holdings(1)	532	$39,815
McKesson Corp.	1,646	102,875
Medco Health Solutions, Inc.(1)	45,923	2,934,939
Quest Diagnostics, Inc.	7,850	473,983
UnitedHealth Group, Inc.	76,435	2,329,739

		$5,881,351

Hotels, Restaurants & Leisure — 1.6%

Marriott International, Inc., Class A	40,222	$1,096,050
McDonald’s Corp.	52,268	3,263,614
Wyndham Worldwide Corp.	30,172	608,569
Yum! Brands, Inc.	35,271	1,233,427

		$6,201,660

Household Durables — 0.8%

D.R. Horton, Inc.	22,646	$246,162
KB Home	13,566	185,583
Leggett & Platt, Inc.	1,988	40,555
Lennar Corp., Class A	21,018	268,400
Newell Rubbermaid, Inc.	76,798	1,152,738
Pulte Homes, Inc.(1)	20,311	203,110
Whirlpool Corp.	11,922	961,628

		$3,058,176

Household Products — 2.0%

Clorox Co. (The)	14,476	$883,036
Procter & Gamble Co.	113,659	6,891,145

		$7,774,181

Industrial Conglomerates — 1.7%

3M Co.	3,817	$315,551
General Electric Co.	406,584	6,151,616
Textron, Inc.	11,648	219,099

		$6,686,266

Insurance — 3.3%

ACE, Ltd.(1)	7,845	$395,388
Allianz SE ADR	12,863	160,144
AON Corp.	26,692	1,023,371
Cincinnati Financial Corp.	34,819	913,651
First American Corp.	13,676	452,812
Genworth Financial, Inc., Class A(1)	4,317	48,998
Lincoln National Corp.	26,079	648,846
Marsh & McLennan Cos., Inc.	50,188	1,108,151
MetLife, Inc.	45,032	1,591,881
PartnerRe, Ltd.	3,890	290,427
Principal Financial Group, Inc.	56,834	1,366,289
Prudential Financial, Inc.	32,089	1,596,749
Torchmark Corp.	1,726	75,858
Travelers Companies, Inc. (The)	56,036	2,793,955

		$12,466,520

Internet & Catalog Retail — 0.4%

Amazon.com, Inc.(1)	5,734	$771,338
Priceline.com, Inc.(1)	3,073	671,450

		$1,442,788

Internet Software & Services — 2.3%

Akamai Technologies, Inc.(1)	14,453	$366,094
AOL, Inc.(1)	2,315	53,893
Google, Inc., Class A(1)	11,817	7,326,304
VeriSign, Inc.(1)	43,013	1,042,635

		$8,788,926

IT Services — 0.2%

Fidelity National Information Services, Inc.	33,633	$788,358

		$788,358

Leisure Equipment & Products — 0.3%

Mattel, Inc.	54,845	$1,095,803

		$1,095,803

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.(1)	31,697	$1,511,630

		$1,511,630

Machinery — 1.0%

Caterpillar, Inc.	31,778	$1,811,028
Eaton Corp.	24,497	1,558,499

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Machinery (continued)

Snap-On, Inc.	6,380	$269,619
Stanley Works (The)	5,820	299,788

		$3,938,934

Media — 3.0%

CBS Corp., Class B	64,211	$902,165
Comcast Corp., Class A	189,724	3,198,747
Interpublic Group of Cos., Inc.(1)	54,079	399,103
McGraw-Hill Cos., Inc. (The)	28,238	946,255
Omnicom Group, Inc.	39,439	1,544,037
Time Warner, Inc.	25,474	742,312
Walt Disney Co. (The)	110,516	3,564,141

		$11,296,760

Metals & Mining — 1.2%

AK Steel Holding Corp.	16,643	$355,328
Allegheny Technologies, Inc.	16,248	727,423
Freeport-McMoRan Copper & Gold, Inc.(1)	18,505	1,485,766
Nucor Corp.	32,315	1,507,495
United States Steel Corp.	12,709	700,520

		$4,776,532

Multi-Utilities — 2.5%

Centerpoint Energy, Inc.	17,504	$253,983
CMS Energy Corp.	129,161	2,022,661
Dominion Resources, Inc.	31,981	1,244,701
DTE Energy Co.	10,342	450,808
Integrys Energy Group, Inc.	10,554	443,162
NiSource, Inc.	55,701	856,681
Public Service Enterprise Group, Inc.	72,206	2,400,850
TECO Energy, Inc.	92,229	1,495,954
Xcel Energy, Inc.	12,009	254,831

		$9,423,631

Multiline Retail — 0.7%

Big Lots, Inc.(1)	18,653	$540,564
Macy’s, Inc.	83,393	1,397,667
Nordstrom, Inc.	23,442	880,950

		$2,819,181

Oil, Gas & Consumable Fuels — 9.9%

Chevron Corp.	98,546	$7,587,056
ConocoPhillips	52,727	2,692,768
El Paso Corp.	53,383	524,755
EOG Resources, Inc.	27,384	2,664,463
Exxon Mobil Corp.	207,287	14,134,900
Massey Energy Co.	980	41,170
Occidental Petroleum Corp.	51,366	4,178,624
Peabody Energy Corp.	14,774	667,933
Petrohawk Energy Corp.(1)	16,345	392,117
Pioneer Natural Resources Co.	27,586	1,328,818
Range Resources Corp.	22,418	1,117,537
SandRidge Energy, Inc.(1)	12,395	116,885
Tesoro Corp.	35,498	480,998
Williams Cos., Inc.	93,802	1,977,346

		$37,905,370

Paper & Forest Products — 0.2%

MeadWestvaco Corp.	21,446	$613,999

		$613,999

Personal Products — 0.6%

Alberto-Culver Co.	6,250	$183,063
Estee Lauder Cos., Inc., Class A	44,598	2,156,759

		$2,339,822

Pharmaceuticals — 7.2%

Abbott Laboratories	87,147	$4,705,067
Bristol-Myers Squibb Co.	134,922	3,406,781
Johnson & Johnson	115,620	7,447,084
Merck & Co., Inc.	141,663	5,176,366
Pfizer, Inc.	379,070	6,895,283

		$27,630,581

Professional Services — 0.3%

Monster Worldwide, Inc.(1)	16,352	$284,525
Robert Half International, Inc.	28,288	756,138

		$1,040,663

Real Estate Investment Trusts (REITs) — 1.4%

Apartment Investment & Management Co., Class A	12,428	$197,854
AvalonBay Communities, Inc.	15,990	1,312,939
Equity Residential	39,753	1,342,856
Host Hotels & Resorts, Inc.(1)	42,630	497,492
Kimco Realty Corp.	78,276	1,059,074

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)

Plum Creek Timber Co., Inc.	12,612	$476,229
ProLogis	41,966	574,515

		$5,460,959

Real Estate Management & Development — 0.1%

CB Richard Ellis Group, Inc., Class A(1)	25,169	$341,543

		$341,543

Road & Rail — 0.7%

CSX Corp.	22,133	$1,073,229
Norfolk Southern Corp.	31,164	1,633,617

		$2,706,846

Semiconductors & Semiconductor Equipment — 3.0%

Advanced Micro Devices, Inc.(1)	12,153	$117,641
Analog Devices, Inc.	12,606	398,097
Applied Materials, Inc.	174,619	2,434,189
Intel Corp.	243,559	4,968,604
MEMC Electronic Materials, Inc.(1)	58,096	791,268
Microchip Technology, Inc.	37,840	1,099,630
Micron Technology, Inc.(1)	56,773	599,523
NVIDIA Corp.(1)	46,376	866,304
Teradyne, Inc.(1)	32,470	348,403

		$11,623,659

Software — 4.5%

Citrix Systems, Inc.(1)	7,719	$321,188
Microsoft Corp.	361,151	11,011,494
Novell, Inc.(1)	45,275	187,891
Oracle Corp.	176,492	4,331,114
Quest Software, Inc.(1)	11,338	208,619
Symantec Corp.(1)	56,043	1,002,609

		$17,062,915

Specialty Retail — 2.1%

Abercrombie & Fitch Co., Class A	12,165	$423,950
American Eagle Outfitters, Inc.	15,045	255,464
GameStop Corp., Class A(1)	2,593	56,891
Home Depot, Inc.	67,495	1,952,630
Limited Brands, Inc.	55,729	1,072,226
RadioShack Corp.	19,049	371,456
Sherwin-Williams Co. (The)	13,337	822,226
Staples, Inc.	88,922	2,186,592
Tiffany & Co.	23,218	998,374

		$8,139,809

Textiles, Apparel & Luxury Goods — 0.6%

NIKE, Inc., Class B	35,669	$2,356,651

		$2,356,651

Tobacco — 1.6%

Altria Group, Inc.	63,988	$1,256,084
Philip Morris International, Inc.	102,030	4,916,826

		$6,172,910

Trading Companies & Distributors — 0.1%

Fastenal Co.	6,000	$249,840

		$249,840

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc., Class B	4,553	$141,143
Vodafone Group PLC ADR	9,067	209,357

		$350,500

Total Common Stocks
(identified cost $336,117,372)		$386,704,940

Total Investments — 100.9%
(identified cost $336,117,372)		$386,704,940

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Covered Call Options Written — (1.0)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	1,880	$1,120	1/16/10	$(2,526,720)
S&P 500 Index	593	1,125	1/16/10	(604,860)
S&P 500 Index	895	1,130	1/16/10	(778,650)

				$(3,910,230)

Total Covered Call Options Written (premiums received $4,528,478)				$(3,910,230)

Other Assets, Less Liabilities — 0.1%				$561,305

Net Assets — 100.0%				$383,356,015

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $336,117,372)	$386,704,940
Cash	413,769
Dividends receivable	595,388
Receivable for investments sold	3,626,233
Tax reclaims receivable	1,099

Total assets	$391,341,429

Liabilities

Written options outstanding, at value (premiums received, $4,528,478)	$3,910,230
Payable for investments purchased	3,623,840
Payable to affiliates:
Investment adviser fee	321,830
Trustees’ fees	3,850
Accrued expenses	125,664

Total liabilities	$7,985,414

Net Assets	$383,356,015

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 24,591,335 shares issued and outstanding	$245,913
Additional paid-in capital	332,521,323
Accumulated net realized loss	(618,271)
Accumulated undistributed net investment income	1,234
Net unrealized appreciation	51,205,816

Net Assets	$383,356,015

Net Asset Value

($383,356,015 ÷ 24,591,335 common shares issued and outstanding)	$15.59

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $4,643)	$9,298,666
Interest	67

Total investment income	$9,298,733

Expenses

Investment adviser fee	$3,399,326
Trustees’ fees and expenses	15,566
Custodian fee	174,008
Transfer and dividend disbursing agent fees	18,843
Legal and accounting services	48,357
Printing and postage	121,099
Miscellaneous	44,092

Total expenses	$3,821,291

Deduct —
Reduction of custodian fee	$18

Total expense reductions	$18

Net expenses	$3,821,273

Net investment income	$5,477,460

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,509,040)
Written options	17,166,000
Foreign currency transactions	671

Net realized gain	$9,657,631

Change in unrealized appreciation (depreciation) —
Investments	$84,332,792
Written options	(7,609,328)

Net change in unrealized appreciation (depreciation)	$76,723,464

Net realized and unrealized gain	$86,381,095

Net increase in net assets from operations	$91,858,555

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$5,477,460	$6,915,955
Net realized gain from investment transactions, written options and foreign currency transactions	9,657,631	4,756,917
Net change in unrealized appreciation (depreciation) from investments and written options	76,723,464	(117,447,419)

Net increase (decrease) in net assets from operations	$91,858,555	$(105,774,547)

Distributions to shareholders —
From net investment income	$(7,383,819)	$(6,882,707)
From net realized gain	—	(11,543,975)
Tax return of capital	(36,865,325)	(25,820,569)

Total distributions	$(44,249,144)	$(44,247,251)

Capital share transactions —
Reinvestment of distributions	$135,398	$—

Net increase in net assets from capital share transactions	$135,398	$—

Net increase (decrease) in net assets	$47,744,809	$(150,021,798)

Net Assets

At beginning of year	$335,611,206	$485,633,004

At end of year	$383,356,015	$335,611,206

Accumulated undistributed net investment income included in net assets

At end of year	$1,234	$1,310

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
						Period Ended
	2009	2008		2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$13.650	$19.760		$20.320	$19.400	$19.100(2)

Income (Loss) From Operations

Net investment income(3)	$0.223	$0.281		$0.230	$0.226	$0.140
Net realized and unrealized gain (loss)	3.517	(4.591)		1.010	2.496	1.088

Total income (loss) from operations	$3.740	$(4.310)		$1.240	$2.722	$1.228

Less Distributions

From net investment income	$(0.300)	$(0.280)		$(0.228)	$(0.226)	$(0.138)
From net realized gain	—	(0.470)		(0.693)	(0.078)	(0.138)
Tax return of capital	(1.500)	(1.050)		(0.879)	(1.496)	(0.624)

Total distributions	$(1.800)	$(1.800)		$(1.800)	$(1.800)	$(0.900)

Offering costs charged to paid-in capital(3)	$—	$—		$—	$(0.002)	$(0.028)

Net asset value — End of period	$15.590	$13.650		$19.760	$20.320	$19.400

Market value — End of period	$16.850	$12.530		$17.430	$21.100	$18.160

Total Investment Return on Net Asset Value(4)	30.53%	(22.44	)%(5)	6.62%	14.88%	6.35	%(6)(7)

Total Investment Return on Market Value(4)	53.69%	(19.29	)%(5)	(9.43)%	27.44%	(0.45	)%(6)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$383,356	$335,611		$485,633	$498,755	$475,816
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.12%	1.11%		1.11%	1.10%	1.11	%(9)
Net investment income	1.61%	1.68%		1.15%	1.15%	1.06	%(9)
Portfolio Turnover	34%	49%		35%	20%	10	%(7)

(1)	For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	During the year ended December 31, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 Index call options with respect to a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$7,383,819	$6,882,707
Long-term capital gains	$—	$11,543,975
Tax return of capital	$36,865,325	$25,820,569

During the year ended December 31, 2009, accumulated net realized gain was decreased by $2,048,286, accumulated distributions in excess of net investment income was decreased by $1,906,283 and paid-in capital was increased by $142,003 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss), and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$50,588,779

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2009, the investment adviser fee amounted to $3,399,326. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Parametric and prior to October 20, 2009, paid Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM terminated its sub-advisory agreement with Rampart with respect to the Fund and, effective October 20, 2009, EVM assumed the investment management of the Fund’s options strategy. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $117,858,634 and $148,082,355, respectively, for the year ended December 31, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2009 were 9,529. There were no transactions in common shares for the year ended December 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$336,116,161

Gross unrealized appreciation	64,094,236
Gross unrealized depreciation	(13,505,457)

Net unrealized appreciation	$50,588,779

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2009 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	3,688	$14,192,036
Options written	43,189	89,961,043
Options terminated in closing purchase transactions	(39,975)	(94,120,952)
Options expired	(3,534)	(5,503,649)

Outstanding, end of year	3,368	$4,528,478

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective January 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written Options	$—	$(3,910,230)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	$17,166,000	$(7,609,328)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$386,704,940	$—	$—	$386,704,940

Total Investments	$386,704,940	$—	$—	$386,704,940

Liability Description

Covered Call Options Written	$(3,910,230)	$—	$—	$(3,910,230)

Total	$(3,910,230)	$—	$—	$(3,910,230)

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance
Tax-Managed Buy-Write Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $9,142,405, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Buy-Write Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST), as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Managed Buy-Write Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2009, our records indicate that there are 55 registered shareholders and approximately 19,543 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreements with Parametric Portfolio Associates, LLC (“PPA”) and Rampart Investment Management Company, Inc. (“Rampart,” and with PPA, the “Sub-advisers”) including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index. With respect to PPA, the Board noted PPA’s experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees “ consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2012. 3 years. Trustee since 2008 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 2 years. Trustee since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustee(s) (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee sine 2005 and Chairman of the Board since 2007.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2005	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Income Fund
Two International Place
Boston, MA 02110

2427-2/10	CE-TMBWISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/08	12/31/09
Audit Fees	$36,215	$36,180
Audit-Related Fees(1)	0	0
Tax Fees(2)	$8,200	$8,200
All Other Fees(3)	$417	$2,500

Total	$44,832	$46,880

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/08	12/31/09
Registrant	$8,200	$10,700
Eaton Vance[1]	$345,473	$288,295
(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques. Effective October 20, 2009, EVM internalized the management of the Fund’s options strategy, replacing Rampart Investment Management Company, Inc.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, including providing the sub-adviser with research support and supervising the performance of the sub-adviser. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number		Number of	Total Assets of
	of All	Total Assets of All	Accounts	Accounts Paying a
	Accounts	Accounts*	Paying a Performance Fee	Performance Fee*
Walter A. Row
Registered Investment		$11,159.4	0	$0
Companies
Other Pooled		$0	0	$0
Investment Vehicles
Other Accounts		$0.4	0	$0

David M. Stein
Registered Investment	13	$7,904.8	0	$0
Companies
Other Pooled	1	$166.1	1	$166.1
Investment Vehicles
Other Accounts	12,733	$21,845.2	0	$0

Thomas Seto
Registered Investment	13	$7,904.8	0	$0
Companies
Other Pooled	1	$166.1	1	$166.1
Investment Vehicles
Other Accounts	12,733	$21,845.2	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmarks stated in the prospectus as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1) (a)(2)(i) (a)(2)(ii) (b)	Registrant’s Code of Ethics — Not applicable (please see Item 2). Treasurer’s Section 302 certification. President’s Section 302 certification. Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: February 16, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: February 16, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: February 16, 2010